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                               FIFTH THIRD FUNDS

                        Supplement dated March 20, 2001
  to the Investment A, B, and C Shares Prospectus dated November 30, 2000 and the Institutional Shares Prospectus dated November 30, 2000

     This Supplement provides updated information regarding the investment advisory fee for the Quality Bond Fund. Please keep this Supplement and read it together with the applicable Prospectuses.

Increased Investment Advisory Fee for the Quality Bond Fund
-----------------------------------------------------------

     At a meeting held on March 13, 2001, the Board of Trustees of Fifth Third Funds unanimously approved, subject to Shareholder approval, an increase in the Fund's investment advisory fee from 0.55% to 0.60%. Approval of this proposed increase will be submitted to a Shareholder vote.

     Information regarding the current investment advisory fee for the Quality Bond Fund (the "Fund") appears in the Fee Tables and Expense Examples on pages 35 and 38 of the Investment A, B, and C Shares Prospectus and pages 27 and 28 of the Institutional Shares Prospectus. It is proposed that the Fund's current investment advisory fee be increased from 0.55% of the Fund's average net assets to 0.60% of the Fund's average net assets. Subject to shareholder approval, the Fee Tables and Expense Examples would be revised as follows:

                                   Fee Table
                                   ---------

                                             Fifth Third
                                            Quality Bond
                                                Fund

                            Institutional    A         B         C

Maximum Sales Charge
 (Load) Imposed on
 Purchases                      None       4.50%     None      None
Maximum Sales Charge
 (Load) Imposed on
 Reinvested Dividends           None       None      None      None
Maximum Deferred
 Sales Load/1/                  None       None      5.00%     1.00%


Annual Fund Operating
Expenses (as a
percentage of average
net assets)


Management fees/2/              0.60%      0.60%     0.60%     0.60%
Distribution/Service
 (12b-1) fees                   None       0.25%     1.00%     0.75%
Other expenses                  0.29%      0.29%     0.29%/3/  0.53%

Total Annual Fund               0.89%      1.14%     1.89%     1.88%
Operating Expenses/4/

/1/ 5% in the first year after purchase, declining to 4% in the second year, 3% in the third and fourth years, 2% in the fifth year, 1% in the sixth year and eliminated thereafter. Approximately eight years after purchase, Investment B shares automatically convert to Investment A Shares.
/2/ Management fees are restated to reflect current fees.
/3/ Other Expenses are based on estimated amounts for the current fiscal year. /4/ During the last fiscal year, BISYS waived the following Distribution (12b-1) Fees and/or Administration Fees for the Quality Bond Fund: Institutional shares:
0.14%, Investment A shares: 0.14%, and Investment C shares: 0.38%. Therefore, Total Annual Fund Operating Expenses after fee waivers for the Quality Bond Fund were as follows: Institutional shares: 0.75%, Investment A shares: 1.00%, and Investment C shares: 1.50%. These waivers may be discontinued at any time.

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Shareholder Fees and Fund Expenses

Expense Examples

Use the table below to compare fees and expenses with the fees and expenses of other mutual funds. The table illustrates the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and the above-described change in the Fund's operating expenses based on the increased investment advisory fee. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.


            Fifth Third Quality Bond          1        3        5         10
             Fund                           Year     Years    Years     Years
            Investment A Shares             $561     $796    $1,049    $1,774
            Investment B Shares
            Assuming Redemption             $692     $894    $1,221    $2,016
            Assuming no Redemption          $192     $594    $1,021    $2,016
            Investment C Shares
            Assuming Redemption             $291     $591    $1,016    $2,201
            Assuming no Redemption          $191     $591    $1,016    $2,201
            Institutional Shares            $ 91     $284    $  493    $1,096

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS FOR FUTURE REFERENCE.

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